UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2005

                             LORETTA FOOD GROUP INC.
                     (formerly known as MONACO GROUP INC.)
             (Exact name of registrant as specified in its charter)

         Delaware                       0 - 50752             98-0404764
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
incorporation or organization)         Number)            Identification Number)

          20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7
                    (Address of principal executive offices)

                                 (416) 213-0028
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 14, 2004, Loretta Baking Mix Products Ltd., a Michigan corporation ("LBMP"), signed a Letter of Intent ("LOI"), authorizing LBMP to conduct due diligence on all of the assets and business (the "Assets") now formerly-owned Amendt Corporation, a Michigan Corporation.

On December 24, 2004, LBMP and MB Monroe Properties Inc., a Michigan corporation ("MB Properties"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Monroe Bank & Trust, a Michigan Banking Association ("Monroe Bank"), to acquire all of the Assets from Monroe Bank.

LBMP is an indirectly wholly-owned subsidiary of Loretta Food Group Inc. (formerly Monaco Group Inc.), a Delaware corporation (the "Company").

TRANSACTION. Under the terms of the Asset Purchase Agreement, Monroe Bank will sell to LBMP all the personal property (the "Personal Property"), including but not limited to equipment, inventory, accounts receivable and intellectual property, and to MB Properties all the real property (the "Land & Building") formerly-owned by Amendt Corporation. The consideration to be received by Monroe Bank from LBMP for the Personal Property is $415,000 cash and 10,000 shares of Class A Preferred Stock of LBMP.

DESCRIPTION OF SHARES TO BE ISSUED. The Class A Preferred Shares of LBMP have the following characteristics: (i) they rank prior to LBMP common stock, (ii) in the event of the liquidation, dissolution or winding up of LBMP, they shall be entitled to a distribution equal to $100.00 per share before any payment is made to holders of LBMP common stock or any other class or series of LBMP stock;
(iii) they are non-voting, except as to matters relating solely to the Class A Preferred Shares; (iv) each holder may, at its option, redeem, out of the earned funds of LBMP, ten (10%) percent, per year, of the number of shares of Class A Preferred Stock originally issued to the holder, at $100.00 per share (the "Redemption Price"), commencing on December 31 of the calendar year that follows the issued date of the shares of Class A Preferred Stock and each December 31 thereafter, until all of the number of shares of Class A Preferred Stock originally issued to the original holder have been redeemed; and (v) they are non-dividend bearing ("No Dividends").

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

CLOSING. On March 9, 2005, the parties closed the Transaction in escrow and on March 15, 2005, all the escrow requirements were fulfilled.

On March 16, 2005, Loretta Baking Mix Products Ltd. and the Company issued a press release with respect to the purchase of the Personal Property from Monroe Bank. A copy of the press release is attached as Exhibit 99.4 hereto.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION

FINANCING. On March 9, 2005, LBMP, the Company and Caithness Financial Services Ltd., an Ontario corporation ("Caithness"), entered into a secured loan agreement (the "Secured Loan Agreement"). Under the terms of the Secured Loan
Agreement:

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a)       Caithness has agreed to loan LBMP $880,000 (the "Loan");
b)       Interest shall be at a rate of 12% per annum, payable monthly;
c)       Maturity Date on February 1, 2006;
d) In consideration for entering into Secured Loan Agreement, LBMP agreed to pay Caithness a bonus payment of $80,000 to be held back from the advances of the loan principal. In addition, LBMP shall pay bonus payments to Caithness of 2% of the principal amount then outstanding on each of December 1, 2005, January 1, 2006, and a 5% bonus payment of February 1, 2006;
e)       LBMP may repay the Loan at any time without notice or penalty;
f) LBMP shall use the proceeds from the Loan to purchase the Personal Property, to repay an advance from MB Monroe Properties Inc., and for general working capital purposes; and
g) LBMP and the Company have each granted a first security interest in favor of Caithness over all LBMP's and the Company's present and after-acquired personal property. Al Burgio has personally guaranteed the Loan.

LEASE. On February 25, 2005, LBMP entered into a lease agreement (the "Lease Agreement") with MB Properties, and said Lease Agreement became effective March 9, 2005. Pursuant to the terms and conditions of the Lease Agreement:

a) MB Properties has agreed to lease LBMP the Land & Building for a term of ten (10) years, with the option to extend lease for two additional five (5) year terms;
b) Net lease payments shall commence at $124,000 per year, payable monthly, and increasing at a rate of five percent (5%) per year;
c) The Company has agreed to guarantee the lease payments payable by LBMP pursuant to the terms and conditions of the Lease Agreement;
d) The Company has agreed to pledge 600,000 restricted shares of its common stock to be held in escrow, by an escrow agent mutually agreed to by MB Properties and the Company, as additional collateral to guarantee payments under the Lease Agreement (and such shares may be sold, the amount which is necessary, to only allow the landlord to realize any lease payment shortfalls/deficiencies, and the balance of such shares, if not all, shall be returned upon completion of the lease term); and
e) As an inducement to MB Properties to acquire the Land & Building from Monroe Bank and to lease the Land & Building to LBMP, the Company has granted 350,000 options to acquire 350,000 restricted shares of the capital stock of the Company at a per share price of $1.50. The stock-options shall expire seven (7) years following the date granted.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 14, 2005, Suzanne Lilly resigned as an officer of the Company and as an officer and director of the Company's subsidiaries of which she served.

On March 14, 2005, our Board of Directors appointed William Moore as our interim Chief Financial Officer.

Since 2002, Mr. Moore has been a Managing Director of Mandaville Group Inc., a boutique corporate finance advisor. From 1999 to 2002, Mr. Moore was the CEO of Systech Retail Systems Inc. and CFO from 1993 to 1999. Mr. Moore served on the board of directors of Systech from 1995 to 2003, including serving as lead director through its restructuring under Chapter 11 in the USA and CCAA in Canada from 2002 to 2003. From 1986 to 1993, Mr. Moore was a partner and managing director with Coopers & Lybrand Consulting Group. Mr. Moore has been a Chartered Accountant since 1979 and is a member of the Ontario Institute of Chartered Accountants. In 1974, he received his Bachelor's Degree in Business Administration from St. Francis Xavier University.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

     The financial statements required by this item are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but no later than May 30, 2005.

(b) Pro forma financial information.

     The pro forma financial information required by this item is not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but no later than May 30, 2005.

(c) Exhibits


Exhibit Number                        Description

10.7 Asset Purchase Agreement, dated December 24, 2004, by and among Loretta Baking Mix Products Ltd., MB Monroe Properties Inc., and Monroe Bank & Trust

10.8 Loan Agreement, dated March 9, 2005, between Loretta Baking Mix Products Ltd., Loretta Food Group Inc., Al Burgio and Caithness Financial Services Limited

10.9 Guaranty, dated March 9, 2005, made by Loretta Food Group Inc. in favor of Caithness Financial Services Limited

10.10 Security Agreement, dated March 9, 2005, made by Loretta Food Group Inc. in favor of Caithness Financial Services Limited

10.11 Lease Agreement, dated February 25, 2005, by and among Loretta Baking Mix Products Ltd., MB Monroe Properties Inc. and Monaco Group Inc.

99.4          Press Release dated March 16, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Loretta Food Group Inc.
(Registrant)
/S/ Al Burgio
-----------------------
Al Burgio
Chief Executive Officer
(Duly Authorized Officer)
Date: March 16, 2005

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

                                  EXHIBIT INDEX

Exhibit Number                        Description

10.7 Asset Purchase Agreement, dated December 24, 2004, by and among Loretta Baking Mix Products Ltd., MB Monroe Properties Inc., and Monroe Bank & Trust

10.8 Loan Agreement, dated March 9, 2005, between Loretta Baking Mix Products Ltd., Loretta Food Group Inc., Al Burgio and Caithness Financial Services Limited

10.9 Guaranty, dated March 9, 2005, made by Loretta Food Group Inc. in favor of Caithness Financial Services Limited

10.10 Security Agreement, dated March 9, 2005, made by Loretta Food Group Inc. in favor of Caithness Financial Services Limited

10.11 Lease Agreement, dated February 25, 2005, by and among Loretta Baking Mix Products Ltd., MB Monroe Properties Inc. and Monaco Group Inc.

99.4          Press Release dated March 16, 2005


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